UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2006
(Date of earliest event reported)
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Morgans Hotel Group Co.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

000-51802	16-1736884
(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-4100
(Registrant’s Telephone Number, Including Area Code)

________________________________________ Not applicable_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure.

     On December 27, 2006, Morgans Hotel Group Co. issued a press release in connection with the cash tender offer and consent solicitation by its wholly-owned subsidiary, MHG HR Acquisition Corp. (the “Sub”), for any and all of the outstanding $140,000,000 aggregate principal amount of 8 7/8% Second Lien Notes due 2013 of Hard Rock Hotel, Inc., announcing the results of the consent solicitation as of 12:00 a.m. midnight, New York City time, on October 26, 2006, and announcing that the Sub is extending the price determination date for the tender offer to 10:00 a.m., New York City time, on January 9, 2007 and is extending the expiration date for the tender offer to 5:00 p.m., New York City time, on January 24, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated December 27, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: December 28, 2006	By: /s/ Richard Szymanski

Richard Szymanski
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release, dated December 27, 2006